                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 7, 2002
                                                         -----------------


                           CPL TRANSITION FUNDING LLC
                           --------------------------
     (Exact Name of Registrant as Specified in Its Certificate of Formation)



          Delaware                       333-91273               74-2935495
          --------                       ---------               ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


1616 Woodall Rodgers Freeway, Dallas, Texas                             75202
-------------------------------------------                             -----
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (214) 777-1338
                                                    --------------



                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

                           The Registrant registered issuances of Transition Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-91273). Pursuant to this Registration Statement, the Registrant issued and sold $797,334,897 in aggregate principal amount of Transition Notes, Series 2002-1. The transaction was closed on February 7, 2002. In connection with this transaction, the Registrant entered into the material agreements attached hereto as exhibits.


Item 7. Financial Statements and Exhibits.

                           A list of the Exhibits filed herewith is attached
hereto.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CPL TRANSITION FUNDING LLC



Date: February 13, 2002                By: Central Power and Light Company,
                                           sole member


                                       By: /s/ Wendy G. Hargus
                                           -------------------------------------
                                           Name: Wendy G. Hargus
                                           Title: Assistant Treasurer

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:


EXHIBIT
NO.                DESCRIPTION
-------            -----------
3.1                Amended and Restated Limited Liability Company Agreement of Registrant

4.1                Indenture

10.1               Transition Property Purchase and Sale Agreement

10.2               Transition Property Servicing Agreement